Baird Small/Mid Cap Value Fund
Schedule of Investments, March 31, 2020 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Air Freight & Logistics
Air Transport Services Group, Inc. (1)	22,831	$417,350	2.3%
Building Products
Patrick Industries, Inc.	8,917	251,103	1.4%
Electrical Equipment
nVent Electric PLC (2)	16,168	272,754	1.5%
Electronic Equipment, Instruments & Components
Dolby Laboratories, Inc. - Class A	8,819	478,078	2.7%
Energy Equipment & Services
Solaris Oilfield Infrastructure, Inc. - Class A	33,351	175,093	1.0%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	8,075	499,843	2.8%
CyrusOne, Inc.	9,799	605,088	3.4%
Gaming and Leisure Properties, Inc.	12,273	340,085	1.9%
Healthpeak Properties, Inc.	13,816	329,512	1.8%
National Retail Properties, Inc.	8,737	281,244	1.6%
Physicians Realty Trust	24,693	344,220	1.9%
VICI Properties, Inc.	19,695	327,725	1.8%
		2,727,717	15.2%
Food Products
Lamb Weston Holdings, Inc.	4,370	249,527	1.4%
Simply Good Foods Co. (1)	14,476	278,808	1.6%
		528,335	3.0%
Gas Utilities
Atmos Energy Corp.	6,544	649,361	3.6%
Southwest Gas Holdings, Inc.	5,675	394,753	2.2%
		1,044,114	5.8%
Health Care Equipment & Supplies
ICU Medical, Inc. (1)	2,672	539,129	3.0%
Health Care Providers & Services
DaVita, Inc. (1)	5,969	454,002	2.5%
Laboratory Corp. of America Holdings (1)	3,783	478,134	2.7%
		932,136	5.2%
Household Durables
ZAGG, Inc. (1)	52,129	162,121	0.9%
Independent Power and Renewable Electricity Producers
Atlantica Yield PLC (2)	16,302	363,535	2.0%
Insurance
American Financial Group, Inc.	7,055	494,414	2.8%
Fidelity National Financial, Inc.	12,845	319,584	1.8%
Old Republic International Corp.	32,728	499,102	2.8%
		1,313,100	7.4%
IT Services
CACI International, Inc. (1)	2,793	589,742	3.3%
Leidos Holdings, Inc.	9,505	871,133	4.9%
Perspecta, Inc.	17,930	327,043	1.8%
VeriSign, Inc. (1)	1,937	348,834	2.0%
WEX Inc. (1)	2,371	247,888	1.4%
		2,384,640	13.4%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.	19,597	364,896	2.0%
Multi-Utilities
Algonquin Power & Utilities Corp. (2)	35,092	470,233	2.6%
Professional Services
TriNet Group, Inc. (1)	8,339	314,047	1.8%
Software
Cerence, Inc. (1)	14,600	224,840	1.3%
j2 Global, Inc.	7,153	535,402	3.0%
		760,242	4.3%
Specialty Retail
Tractor Supply Co.	3,168	267,855	1.5%
Thrifts & Mortgage Finance
Axos Financial, Inc. (1)	20,969	380,168	2.1%
Essent Group Ltd. (2)	14,189	373,738	2.1%
Merchants Bancorp	23,999	364,305	2.0%
Meta Financial Group, Inc.	22,929	498,017	2.8%
NMI Holdings, Inc. (1)	15,075	175,021	1.0%
		1,791,249	10.0%
Wireless Telecommunication Services
Boingo Wireless, Inc. (1)	51,240	543,656	3.1%
Total Common Stocks		16,101,383	90.1%
(Cost $18,610,745)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.45% (3)	2,409,396	2,409,396	13.5%
Total Short-Term Investment		2,409,396	13.5%
(Cost $2,409,396)
Total Investments		18,510,779	103.9%
(Cost $21,020,141)
Liabilities in Excess of Other Assets		(690,189)	(3.9)%
TOTAL NET ASSETS		$17,820,590	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	7-Day Yield.
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Baird Small/Mid Cap Value Fund
Schedule of Investments, March 31, 2020 (Unaudited)
Summary of Fair Value Exposure at March 31, 2020 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$16,101,383	$–	$–	$16,101,383
Total Equity	16,101,383	–	–	16,101,383
Short-Term Investment
Money Market Mutual Fund	2,409,396	–	–	2,409,396
Total Short-Term Investment	2,409,396	–	–	2,409,396
Total Investments*	$18,510,779	$–	$–	$18,510,779

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.